UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  January 17, 2019

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Joint Venture agreement with Americas Gold Exploration Inc (AGEI), the Company will issue 5,000,000 non-transferrable common share purchase  Class G warrants, with each warrant being exercisable for one share of common stock of the Company at an exercise price of $0.24 per share for a term of 3 years.  The warrants were issued as required upon the Company having met the 2018 work commitment set forth in the Elder Creek JV Agreement. A form of the warrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On January 17, 2019 the Company’s Board of Directors granted 100,000 options to Ted R. Sharp.  These options were issued to satisfy the terms of the engagement letter where Mr. Sharp was named the Company’s Chief Financial Officer. The options to acquire shares of common stock of the Company were granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant of $0.10 per share.  The stock options were fully vested on, and are exercisable for a period of 5 years from, the date of grant.

Item 7.01  Regulation FD Disclosure.

On January 18, 2019, the Company issued a press release titled, “Timberline to Attend Vancouver Resource Investment Conference”.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

4.1

Form of Class G Warrant

99.2

Press Release of Timberline Resources Corporation dated January 18, 2019.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: January 23, 2019	By:	/s/ Steven A. Osterberg
Steven A. Osterberg President & CEO

 EXHIBIT INDEX

Exhibit No.

Description

4.1

Form of Class G Warrant

99.2

Press Release of Timberline Resources Corporation dated January 18, 2019.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.